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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  MAY 29, 1996

                              T CELL SCIENCES, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)

         DELAWARE                          0-15006              13-3191702
- ----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)     (IRS employer
        of incorporation)                                    identification no.)

                      115 FOURTH AVENUE, NEEDHAM, MA 02194
                      ------------------------------------
               (Address of principal executive offices) (Zip code)



       Registrant's telephone number, including area code: (617) 433-0771
                                                           --------------

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Item 5 - Other Events
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On March 29, 1996 T Cell Sciences, Inc. ("T Cell Sciences" or the "Company")
announced changes in its senior management effective immediately:

Dr. Una S. Ryan was appointed President and Chief Operating Officer and has been elected to the Board of Directors. Dr. Ryan also will retain her position as Chief Scientific Officer.

Mr. James D. Grant will assume the position of Chief Executive Officer, in addition to retaining his position as Chairman of the Board of Directors.

Mr. Alan W. Tuck, formerly employed as the Company's President and CEO, remains as a Director of T Cell Sciences.

With these changes, T Cell Sciences' senior management now consists of Dr. Ryan, President, COO and CSO, Mr. Grant, Chairman of the Board and CEO, Mr. Norman W. Gorin, (as announced last week) appointed as Vice President, Finance and Chief Financial Officer, Dr. James Levin, Vice President, Development, and Ms. Pamela
A. Hay, General Counsel and Secretary.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits

         99.1     Press Release issued March 29, 1996


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             T CELL SCIENCES, INC.

Date: May 29, 1996                           By: /s/ James D. Grant
                                                -------------------------------
                                                James D. Grant, Chairman and
                                                Chief Executive Officer




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                                  Exhibit Index
                                  -------------

99.1          Press Release Issued March 29, 1996.